UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2014

VCA Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12401 West Olympic Boulevard Los Angeles, California 90064-1022
(Address of Principal Executive Offices)

(310) 571-6500
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03:     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2014, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a change of its name from “VCA Antech, Inc.” to “VCA Inc.”  The Certificate of Amendment, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference, was effective June 1, 2014.

Additionally, an amendment to the Third Amended and Restated Bylaws of the Company, a copy of which is included as Exhibit 3.2 hereto and incorporated herein by reference, solely to reflect the change in the Company’s name, has been adopted.

Item 8.01:     Other Events.

On June 2, 2014, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01:     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation

3.2	Amendment to the Third Amended and Restated Bylaws

99.1	Press release dated June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 2, 2014	VCA Inc.

/s/ Tomas W. Fuller
	By:	Tomas W. Fuller
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation

3.2	Amendment to the Third Amended and Restated Bylaws

99.1	Press release dated June 2, 2014.